NOVEMBER 3, 2025
SUPPLEMENT TO THE FOLLOWING:
HARTFORD SCHRODERS US SMALL CAP OPPORTUNITIES FUND SUMMARY PROSPECTUS
DATED FEBRUARY 28, 2025
HARTFORD DOMESTIC EQUITY FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective November 1, 2025, Hartford Funds Management Company, LLC has modified the expense limitation arrangement for Class A shares of Hartford Schroders US Small Cap Opportunities Fund (the “Fund”) to further limit expenses in such class and has extended the term of the expense limitation arrangement for each share class of the Fund. Accordingly, effective immediately, under the headings “Your Expenses” in the above referenced Summary Prospectus and “Hartford Schroders US Small Cap Opportunities Fund Summary Section –  Your Expenses” in the above referenced Statutory Prospectus, the Annual Fund Operating Expenses table and the footnotes attached thereto, as well as the expense example, are deleted in their entirety and replaced with the following:
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Classes	A	C	I	R3	R4	R5	Y	F	SDR
Management fees	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and service (12b-1) fees	0.25%	1.00%	None	0.50%	0.25%	None	None	None	None
Other expenses(2)	0.26%	0.29%	0.22%	0.33%	0.28%	0.24%	0.23%	0.12%	0.12%
Total annual fund operating expenses	1.41%	2.19%	1.12%	1.73%	1.43%	1.14%	1.13%	1.02%	1.02%
Fee waiver and/or expense reimbursement(3)	0.14%	0.09%	0.02%	0.08%	0.08%	0.09%	0.08%	0.07%	0.07%
Total annual fund operating expenses after fee waiver and/or expense reimbursement(3)	1.27%	2.10%	1.10%	1.65%	1.35%	1.05%	1.05%	0.95%	0.95%
(1)
Investments of $1 million or more will not be subject to a front-end sales charge, but may be subject to a 1.00% contingent deferred sales charge.
(2)
“Other expenses” have been restated to reflect current expenses.
(3)
Effective November 1, 2025, Hartford Funds Management Company, LLC (the “Investment Manager”) has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to limit total annual fund operating expenses as follows: 1.27% (Class A), 2.10% (Class C), 1.10% (Class I), 1.65% (Class R3), 1.35% (Class R4), 1.05% (Class R5), 1.05% (Class Y), 0.95% (Class F), and 0.95% (Class SDR). This contractual arrangement will remain in effect through February 28, 2027 unless the Board of Directors of The Hartford Mutual Funds II, Inc. approves its earlier termination.
Example. The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as shown below, redeem all of your shares at the end of those periods. The example also assumes that:
●
Your investment has a 5% return each year
●
The Fund’s operating expenses remain the same (except that the example reflects the fee waiver and/or expense reimbursement arrangement reflected in the table above for only the first year)
●
You reinvest all dividends and distributions.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Share Classes	Year 1	Year 3	Year 5	Year 10
A	$672	$959	$1,266	$2,136
C	$313	$677	$1,166	$2,517
I	$112	$354	$615	$1,361
R3	$168	$537	$931	$2,034
R4	$137	$445	$774	$1,706
R5	$107	$353	$619	$1,378
Y	$107	$351	$615	$1,367
F	$97	$318	$556	$1,241
SDR	$97	$318	$556	$1,241
If you did not redeem your shares:

C	$213	$677	$1,166	$2,517
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7762
November 2025